Earnings per share (Tables)	12 Months Ended
Mar. 31, 2017
Earnings per share
Schedule of basic and diluted earnings per share

		Year ended March 31,
	Note	2015	2016	2017	2017
		RMB	RMB	RMB	US$
Numerator:
Net income attributable to the Company’s shareholders		107,292	90,970	126,190	18,333
Earnings allocated to participating convertible notes	(i)	(8,108)	—	(10,019)	(1,456)

Net income for basic and diluted net income per share		99,184	90,970	116,171	16,877

Denominator:
Weighted average ordinary shares outstanding for basic and diluted net income per share		73,003,248	73,003,248	73,003,248	73,003,248

Earnings per share
- Basic		1.36	1.25	1.59	0.23

- Diluted	(ii)	1.36	1.25	1.59	0.23

Notes:

(i)

The outstanding convertible notes provide the holders with the ability to participate in any excess cash dividend. Excess cash dividend means any cash dividend to holders of shares that, together with all other cash dividends previously paid to holders of shares in the same financial year, exceeds, on a per share basis, an amount equal to the interest that has accrued and shall accrue at 7% coupon interest rate in such financial year divided by the number of shares into which the notes are convertible at the conversion price then in effect on the relevant record date. Therefore, net income attributable to the Company is reduced by such allocated earnings to participating convertible notes for the years ended March 31, 2015 and 2017 in both basic and diluted net income per share computation. For the year ended March 31, 2016, as there was no excess cash dividend, no earnings were allocated to participating convertible notes.

(ii)

During the years ended March 31, 2015, 2016 and 2017, the Company had potentially dilutive ordinary shares of 40,521,494 representing shares issuable upon conversion of the outstanding convertible notes (see Note 14). Such potentially dilutive ordinary shares were excluded from diluted earnings per share computation because their effects would have been anti-dilutive.